Exhibit 10.14

Exhibit A

NON-NEGOTIABLECONVERTIBLE PROMISSORY NOTE

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS

THIS NOTE IS ISSUED PURSUANT TO THE TERMS AND CONDITIONS OF A STOCK ACQUISITION AGREEMENT DATED MAY 17, 2007, BETWEEN THE RESOURCING SOLUTIONS GROUP, INC.  AND ANTOINETTE PETERSON.

May 17, 2007	$200,000.00

FOR VALUE RECEIVED, The Resourcing Solutions Group, Inc. , a Nevada corporation ("the Company"), promises to pay to the order of Antoinette Peterson ("Holder") the principal sum of Two Hundred Thousand Dollars ($200,000.00)  with interest thereon at the rate of six percent (6%) per annum from the date hereof.

1.           Payment Terms.  The whole sum of principal and accrued but unpaid interest is due and payable twelve (12) months following the date of this Note.

2.            No Demand for Payment of Principal and Interest; Conversion Only by Holder.  Holder acknowledges that Holder shall not be entitled to demand payment of the principal and interest amount of this Note in cash. Rather, at any time at the option of Holder after six (6) months from the date of this Note and before this Note becomes due and payable as to both principal and interest, the principal amount of this Note and accrued interest may be converted into that number of shares of Common Stock of The Resourcing Solutions Group, Inc. having an aggregate market value of Two Hundred Thousand Dollars ($200,000.00)  based in the closing bid price on the date of the conversion as reported on Pink Sheets. Com. The number of shares of Common Stock into which the principal and amount of this Note plus accrued interest can be converted shall be known as the "Conversion Amount". Conversion shall be accomplished by Holder delivering this Note marked "Cancelled" to the Company with the Notice of Conversion in the form attached hereto as Exhibit “A-1” in exchange for a Common Stock certificate of the Company representing the Conversion Amount.

3.           Conversion Upon Demand of Company.    Although conversion can occur at any time at the option of the Holder after six (6) months from the date of this Note, conversion must occur at the demand of the Company upon ten (10) day's written notice at any time after six (6) months from the date of this Note, or at the time of any registered public offering by the Company in an aggregate amount of no less than $10,000,000, or upon any merger or acquisition to which the Company is a party.

4.           Prepayment.  This Note may be prepaid by the Company, in whole or part at any time upon ten (10) days prior written notice to Holder (the "Notice Period") which notice shall state the Company's intention to so prepay, including a statement of the amount of such prepayment.  Any such prepayment shall first be applied to any accrued but unpaid interest with the balance to be applied to principal.  During the Notice Period, Holder may exercise the conversion privilege of this Note.

5.           Condition Upon Conversion.  Shares of Common stock shall not be issued upon conversion of this Note unless such conversion and the issuance and delivery of the Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and shall further be subject to approval of counsel for the Company with respect to such compliance. Holder acknowledges and agrees that the certificates evidencing the shares of Common Stock will include a legend reading substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND UNDER ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

6.           Governing Law.  This Note has been executed and delivered in Charlotte, North Carolina and shall be governed by and construed in accordance with the laws of the State of North Carolina.

7.           Nonnegotiability.  This Note is NOT NEGOTIABLE as that term may be defined under the laws of the State of North Carolina.

COMPANY:		HOLDERS:
The Resourcing Solutions Group, Inc.

By:	/s/ GARY MUSSELMAN	/s/ ANTOINETTE PETERSON
Name:	Gary Musselman	Antoinette Peterson
Title:	President/CEO

/s/ MICHAEL PETERSON
Michael Peterson

EXHIBIT A-1
NOTICE OF CONVERSION
AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Note)
Pursuant to Section 2 of the attached Note, the undersigned hereby irrevocably elects to convert the attached Note into shares of Common Stock, par value $0.001 per share, (“Common Stock”) of The Resourcing Solutions Group, Inc. (“Company”), as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.

Conversion calculations:
Date to Effect Conversion

Number of Shares to be Issued Upon Conversion

Signature

Name

Address